UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 19, 1997


                               Kinetiks.com, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            33-97814                          76-0478045
(State of jurisdiction            (Commission                      (IRS Employer
of incorporation)                 File Number)               Identification No.)


700 Rockmead Drive, Suite 150, Kingwood,TX                                 77339
(Address of principal executive offices)                              (Zip Code)



Registrants telephone number, including area code:  (281) 359-7638


(Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

     On November 27, 1996, the Registrant entered into a letter of understanding ("93Letter of Understanding") with Trader Publishing Company ("Trader") of Norfolk, Virginia for the sale of substantially all of the assets of the Registrant for $750,000 cash subject to the finalization of a definitive purchase agreement to be completed by January 2, 1997. An earnest money deposit in the amount of $110,000 was paid to the Registrant by Trader upon the execution of the Letter of Understanding.

     On December 19, 1996, the Registrant executed a Commercial Note in favor of Trader, wherein Trader loaned the Registrant $110,000. This Commercial Note was subject to a general security agreement ("Security Agreement") encumbering substantially all of the assets of the Registrant and a Confession of Judgment provision in the event of a default in the terms of the Commercial Note.

     As a result of the Registrant and Trader being unable to finalize a definitive agreement pursuant to the Letter of Understanding, Trader, on March 31, 1997, notified the Registrant that the earnest money deposit plus other consideration advanced to the Registrant under the Letter of Understanding and the principal amount of the Commercial Note plus interest, costs and expenses were due and payable. Trader also notified the Registrant of its intention to exercise its rights under the Security Agreement unless payment was made.

     On April 9, 1997, Trader entered its confession of Judgment on the Commercial Note in the Circuit Court of Norfolk, Virginia. On April 18, 1997, the Judgment was entered in the District Court of Harris County, Texas, and a Notice of Public Sale of the assets of the Registrant covered by the Security Agreement was posted for May 13, 1997. In addition, on April18, 1997, Trader filed an action against the Registrant alleging a breach of the Letter of Understanding and requesting a return of the earnest money deposit as well as the payment of penalties and expenses.

     In an effort to settle all disputes between the Registrant and Trader, the Registrant entered into discussions with Wildwood Capital Company, ("Wildwood"), a Texas general partnership. Wildwood agreed to pay Trader the sum of $228,000 in exchange for Trader transferring to Wildwood all rights, title and interest it has in any claims, liens and security interest against the Registrant pursuant to the Judgment on the Commercial Note, the litigation referred to above and the Letter of Understanding and any liens securing the above. In addition, the Registrant and Trader released each other from any claims, causes of action, debts or other liabilities.

     Wildwood and the Registrant then entered into a Settlement Agreement and Release on May 19, 1997, under which the Registrant transferred to Wildwood the assets covered by the Security Agreement consisting of substantially all of the Registrant's assets in settlement of the Judgment on the Commercial Note and in lieu of foreclosure by Wildwood. The Registrant and Wildwood agreed to release each other from any claims, causes of action, debts and liabilities relating to the Letter of Understanding and the Commercial Note and any judgments, litigation or causes of action arising therefrom.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 1997                      Kinetiks.com, Inc.

                                        By:/s/ Greg Carr
                                        ........................................
                                           Greg Carr, Secretary

                        SETTLEMENT AGREEMENT AND RELEASE


     THIS SETTLEMENT AGREEMENT AND RELEASE ("Settlement Agreement") is entered into on the date hereinbelow indicated by and among Kinetiks.com, Inc. ("Kinetiks"), Greg Carr and Diane Carr (collectively, the "Carrs") and Wildwood Capital Company ("Wildwood"), a Texas general partnership, by and through its general partner, Danro Corporation ("Danro"). The foregoing parties are sometimes collectively referred to hereinafter as the "Parties".

                                    RECITALS

     A. Trader Publishing Company ("Trader") obtained a $121,590.82 judgment (the "Judgment") against Kinetiks from the Circuit Court of the City of Norfolk, Virginia on the 9th day of April, 1997 on a commercial note dated December 19, 1996, made by Kinetiks payable to Trader in the original principal sum of $110,000.00.

     B. Trader has initiated Cause No. 97-20580 in the 11th Judicial District Court of Harris County, Texas (the "Litigation") seeking recovery of $110,000.00 in earnest money deposited with Kinetiks and consequential damages arising from a November 27, 1996 Letter Agreement (the "Letter Agreement"), representing a separate and independent obligation from that evidenced by the Judgment.

     C. The Parties acknowledge and agree that the aggregate sums due and owing from Kinetiks to Trader, including accrued interest attorney's fees and other costs of collection, total not less than $291,000.00.

     D. The Parties and Trader have, simultaneously herewith, entered into a Settlement Agreement and Release and related agreements and instruments under which (i) Wildwood has paid Trader the sum of $228,000; (ii) Wildwood has received an assignment of the Judgment, the Litigation and the liens securing same, and (iii) Kinetiks and the Carrs have received limited releases of liability in connection with the Judgment and the Litigation.

     E. The Parties desire to enter into this Settlement Agreement in order to resolve the claims, liabilities and indebtedness being settled herein, and in acknowledgment of the costs, hazards, uncertainties and pitfalls of litigation and appeals and in order to settle and lay to rest their claims, disputes and controversies, to avoid further costs, litigation and risks, and to buy peace, subject to the terms and conditions hereinafter provided.

        IT IS THEREFORE AGREED:

     Simultaneously with the execution and delivery hereof, Kinetiks will execute and deliver to Wildwood a Bill of Sale and Assignment transferring, assigning and conveying to Wildwood and settlement of the Judgment, and in lieu of foreclosure by Wildwood, all of the assets described on Exhibit "A" attached hereto and incorporated herein by this reference.

     Simultaneously with the execution and delivery hereof, Kinetiks and the Carrs hereby release Wildwood and Danro, and Wildwood and Danro hereby release Kinetiks and the Carrs, from any claims they may have against each other in accordance with the terms set forth hereinbelow.

     The Parties agree to execute and deliver any additional documents which are necessary to consummate the transaction contemplated in this Settlement Agreement, or to evidence, validate or (re)perfect the liens contemplated herein.

     Wildwood, Danro, Kinetiks and the Carrs agree to cause the Litigation, including all claims, cross claims, counterclaims and any other affirmative claims for relief of any type, to be dismissed with prejudice promptly upon execution of this Agreement and to take, within thirty (30) days from the date of this Agreement, whatever actions are necessary or appropriate in order to cause the Litigation to be dismissed with prejudice.

     Wildwood, Danro, Kinetiks and the Carrs further agree to cooperate in preparing and executing a release of the Judgment promptly upon execution of this Agreement and to take, within thirty (30) days from the date of this Agreement, whatever actions are necessary or appropriate in order to cause the release of Judgment to be properly recorded.

     1. ADEQUACY OF CONSIDERATION. The Parties acknowledge the receipt and adequacy of consideration as expressed by the recitations and mutual covenants of this agreement.

     2. WARRANTIES. Kinetiks and the Carrs each represent and warrant to Wildwood and Danro that (a) they have full knowledge of the terms, conditions, and effects of this Settlement Agreement; (b) that they have been represented by and have had the benefit of independent legal counsel of their choice throughout all negotiations preceding and the entering into of this Settlement Agreement;
(c) that no promise or inducement has been offered or made to them except as expressly stated in this Settlement Agreement, that this Settlement Agreement is executed without reliance on any statement or representation by any third parry or any third party's agent, and that this Settlement Agreement supersedes all prior negotiations and discussions; (d) that they are the sole owner of the claims or causes of action they have released in this Settlement Agreement and have not previously assigned or transferred or purported to assign or transfer any interest in such claims to any person or entity; (e) that they are not in a disparate bargaining position with respect to the negotiation and execution of this Settlement Agreement and that they are executing this Settlement Agreement of their own free will, act, and deed; (f) that the board of directors of Kinetiks has approved Kinetiks entering into this Settlement Agreement.

     Wildwood and Danro represent and warrant to Kinetiks and the Carrs (a) that they have full knowledge of the terms, conditions, and effects of this Settlement Agreement; (b) that they have been represented by and have had the benefit of independent legal counsel of their choice throughout all negotiations preceding and the entering into of this Settlement Agreement; (c) that no promise or inducement has been offered or made to them except as expressly stated in this Settlement Agreement, and this Settlement Agreement itself supersedes all prior negotiations and discussions; (d) that they are the sole owners of the claims or causes of action that have released by this Settlement Agreement and have not previously assigned or transferred or purported to assign or transfer any interest in such claims to any person or entity; and (e) that they are not in a disparate bargaining position with respect to the negotiation and execution of this Settlement Agreement and that they are executing this Settlement Agreement of their own free will, act and deed.

     The Parties have relied on each of the foregoing warranties and each survives the execution of this Settlement Agreement.

     3. WARRANTY DISCLAIMER. Except for the express representations and warranties set forth in the section immediately preceding, the Parties acknowledge and agree that Wildwood and Danro have made to Kinetiks and to the Carrs NO REPRESENTATION OR WARRANTIES, EXPRESS OR IMPLIED REGARDING THE SUBJECT MATTER HEREOF.

     4. RELEASE OF WILDWOOD AND DANRO. In consideration of Wildwood's and Danro's release and discharge of Kinetiks and the Carrs pursuant to Paragraph 5 hereinbelow and other benefits to be derived by Kinetiks and the Carrs under this Settlement Agreement the receipt and adequacy of which are hereby acknowledged, Kinetiks and the Carrs, on behalf of themselves and their respective agents, successors and assigns, and on behalf of any other persons or parties claiming by, through or under them, do hereby RELEASE, DISCHARGE AND
ACQUIT Wildwood and Danro and their respective partners, shareholders, employees, agents, attorneys, successors and assigns, from any and all past, present and future causes of action, claims, demands, debts, liens, liabilities, expense or cost whatsoever, whether arising under statutory law or common law, at law or in equity, based on any action, omission, misrepresentation, misstatement, negligence, gross negligence, intentional tort, fraud, breach of duty or fiduciary duty, or violation of any law for which there is a private right of action, whether arising under any contract, guaranty, lien, promissory note, or other evidence of indebtedness including, without limitation, any liability or claim against Wildwood or Danro or their respective partners, shareholders, employees, agents, attorneys, successors and assigns, whatsoever, arising under or relating in any way at any time whatsoever to the transaction contemplated herein, to the Judgment, to the Litigation or to the Letter Agreement.

     5. RELEASE OF KINETIKS AND THE CARRS. In consideration of Kinetiks' and the Carrs' release and discharge of Wildwood and Danro pursuant to Paragraph 4 hereinabove, and other benefits to be derived by Wildwood and Danro under this Settlement Agreement, the receipt and adequacy of which are hereby acknowledged, Wildwood and Danro, on behalf of themselves and their respective partners, shareholders, agents, successors and assigns, and on behalf of any other persons or parties claiming by, through or under them, do hereby RELEASE, DISCHARGE AND ACQUIT Kinetiks and the Carrs and their officers, employees, agents, attorneys, heirs, successors and assigns, from any and all past, present and future causes of action, claims, demands, debts, liens, liabilities, expense or cost whatsoever whether arising under statutory law or common law, at law or in equity, based on any action, omission, misrepresentation, misstatement, negligence, gross negligence, intentional tort, fraud, breach of duty or fiduciary duty, or violation of any law for which there is a private right of action, whether arising under any contract, guaranty, loan, promissory note, or other evidence of indebtedness including, without limitation, any liability or claim against Kinetiks and the Carrs, their officers, employees, agents, attorneys, heirs, successors and assigns, whatsoever, arising under or relating in any way at any time whatsoever to the transaction contemplated herein, to the Judgment, to the Litigation or to the Letter Agreement; provided however that this release shall not alter any rights and claims of Wildwood and Danro, as Trader's assignee, to collect from Kinetiks and/or the Carrs the $228,000.00 principal of the Judgment, the Litigation and Letter Agreement transferred and assigned to Wildwood and/or Danro by Traders and shall not preclude Wildwood or Danro from asserting any remaining deficiency due under the Judgment or the Letter Agreement by way of assertion of an offset or recoupment in defense of any bankruptcy or other insolvency proceeding to recover the proceeds of this Settlement Agreement; provided further, however, that this release shall not in any way affect, modify or release any liens or security interests that Wildwood and Danro may have against the assets conveyed by the Bill of Sale and Assignment, the priority of which liens are maintained, and the Parties agree and intend that there shall in no event be a merger of the legal title or other interest that Wildwood or Danro may have in such assets by virtue of the execution and delivery of such Bill of Sale and Assignment.

     6. COVENANT NOT TO SUE. It is the intent of the Parties that the mutual consideration received pursuant to this Settlement Agreement satisfies and finally resolves the controversies being settled herein. It is expressly intended and agreed that the Parties will not assert against each other or against anyone released hereunder any claims released in this Settlement Agreement, provided the contemplated release remains valid and binding.

     7. DENIAL OF LIABILITY. No term or provision of this Settlement Agreement shall constitute or be deemed to be an admission of liability on the part of any party hereto, all such liability being denied by the Parties hereto.

     8. EFFECTIVE DATE AND COUNTERPARTS. The effective date of this Settlement Agreement shall be the date on which the last party signs this Settlement Agreement. No party to this Settlement Agreement shall be bound by it until it has been executed by all parties. This Settlement Agreement may be executed in multiple original counterparts by the parties hereto, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

     9. CONFIDENTIALITY. The Parties agree that the dispute, the terms of this Settlement Agreement and the consideration for this Settlement Agreement shall remain confidential, except as otherwise provided by law or general accounting principles.

     10. MISCELLANEOUS.

     (A) This Settlement Agreement, and the assignment and transfer documents contemplated hereunder, embody the entire agreement among the Parties and supersedes all prior proposals, negotiations, agreements and understandings relating to the subject matter hereof.

     (B) The terms of this Settlement Agreement shall be binding upon and inure to the benefit of the Parties and their respective spouses, both deceased and living, partners, shareholders, affiliates, agents, attorneys, accountants, heirs, successors, and assigns.

     (C) In the event that any provision of this Settlement Agreement should be held to be void, voidable or unenforceable in any respect, the remaining portions shall remain in full force and effect.

     (D) Any modification or waiver of any portion of this Settlement Agreement or any consent to any departure from its terms shall not be binding unless the same is in writing and signed by all of the Parties hereto.

     (E) This Settlement Agreement shall be construed and interpreted in accordance with the local laws of the State of Texas, and not its choice-of-law rules. All disputes arising out of this Settlement Agreement shall be brought in the State District Courts of Harris County, Texas.

     (F) The Parties agree to cooperate fully and execute any and all supplementary documents and to take all additional actions which may be necessary or appropriate to give full force and effect to the basic terms and intent of this Settlement Agreement.

                                        KINETIKS.COM, INC.



                                        By: /s/ Greg Carr
                                        ........................................
                                        Printed Name: Greg Carr
                                        Title: Director
                                        Date Signed: 5/19/97


                                        /s/ Greg Carr
                                        ........................................
                                        GREG CARR
                                        Date Signed: 5/19/97


                                        /s/ Diane L. Carr
                                        ........................................
                                        DIANE CARR
                                        Date Signed: 5/18/97

                                       WILDWOOD CAPITAL COMPANY, a Texas general partnership

                                       By:     DANRO CORPORATION, its managing
                                               general partner


                                                By:/s/ Daniel J. Eaton
                                                ................................
                                                Printed Name: Daniel J. Eaton
                                                Title: Vice President
                                                Date Signed: 5/20/97






STATE OF TEXAS
CITY/COUNTY OF Harris, to-wit:

     This Settlement Agreement and Release was acknowledged before me on this 19th day of May, 1997, by Greg Carr, Director of Kinetiks.com, Inc., a Delaware corporation, on behalf of said corporation.

                                                /s/ Sharri Payne
                                                ...............................
                                                Notary Public

           (seal)
        Sharri Payne
My commission expires: 3/20/99

STATE OF TEXAS
CITY/COUNTY OF Harris, to-wit:

     This Settlement Agreement and Release was acknowledged before me on this 19th day of May, 1997, by Greg Carr, Director of Kinetiks.com, Inc., a Delaware corporation, on behalf of said corporation.

                                                /s/ Sharri Payne
                                                ...............................
                                                Notary Public

          (seal)
       Sharri Payne
My commission expires: 3/20/99

STATE OF TEXAS
CITY/COUNTY OF Harris, to-wit:

     This Settlement Agreement and Release was acknowledged before me on this 18th day of May, 1997, by Diane Carr.


                                                /s/ Cindy Fraizer
                                                ...............................
                                                Notary Public


          (seal)
       Cindy Frazier
My commission expires: 9/30/97



STATE OF TEXAS
CITY/COUNTY OF Harris, to-wit:

     This Settlement Agreement and Release was acknowledged before me on this 20th day of May, 1997, by Daniel J. Eaton, Vice President of Danro Corporation, Managing General Partner of Wildwood Capital Company.


                                              /s/ Sharri Payne
                                                ...............................
                                                Notary Public

          (seal)
       Sharri Payne
My commission expires: 3/20/99

                                        EXHIBIT A

     All inventory and other tangible personal property, which are now owned by the Debtor or in which the Debtor now has any right, title or interest (hereinafter collectively referred to as "Inventory"), together with all contractual rights of the Debtor pertaining to Inventory and all proceeds of the Inventory;

     All accounts, accounts receivable, contract rights, instruments, certificates of deposit, documents, chattel paper, notes, drafts, securities, acceptances and other forms of obligations and receivables, whether or not earned by performance, which are now owned by the Debtor or in which the Debtor now has any right, title or interest (hereinafter collectively referred to as "Accounts"), together with all proceeds of the Accounts;

     All equipment, goods, books, records, furniture, apparatus, furnishings, fittings, fixtures, machinery, trailers, motor vehicles, appliances, and other personal property, which are now owned by the Debtor or in which the Debtor now has any right, title or interest (hereinafter collectively referred to as "Equipment"), together with all proceeds of the Equipment;

     All general intangibles which are now owned by the Debtor or in which the Debtor now has any right, title or interest, including, but not limited to all customer lists, servicing rights, patents, patent rights, licenses, uncertificated securities, trademarks, service marks, trade names, logos, copyrights, and goodwill and all claims for tax refunds and other payments from any local, state or federal governmental authority or agency arising out of the Debtor's business (hereinafter collectively referred to as "General Intangibles"), together with all proceeds of the General Intangibles;

     All money and all demand, time, savings, passbooks and other deposit accounts of the Debtor with all banks, credit unions, savings and loan associations and other financial institutions which are now owned by the Debtor or in which the Debtor now has an y right, title or interest and constituting or containing any direct or indirect proceeds of any Inventory, Accounts, Equipment or General Intangibles (hereinafter collectively referred to as "Deposit Accounts"), together with all proceeds of the Deposit Accounts; and

     All tangible and intangible assets owned by the Debtor and used or held for use in its business of composition, maintenance an distribution of Internet Waterway, an Internet affinity supersite serving the marine industry, and Marine TradeNet, an Internet affinity supersite serving commercial businesses within the marine industry, including the creation, development, maintenance, hosting and servicing of the related World Wide Web Sites ("Web Sites"), including without limitation all furniture, fixtures, equipment, computer software, the domain names "Internet Waterway" and "Marine TradeNet," the domain names of all Web Sites owned by Debtor and all related and/or similar names secured by Debtor, and all related URL addresses for such domain names, all files, data, pages CGI and other scripts, and graphics comprising the HTML or any other text or language that constitutes each of the Web Sites Internet Waterway and Marine TradeNet and all other Web Sites owned by the Debtor, all software used in generating Web Sites pages, and all other property comprising such Web Sites and/or used in creating, maintaining and /or accessing the same.